UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2004
                                                  ---------------



                                 IONATRON, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                     001-14015                  77-0262908
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     (State or Other                (Commission             (IRS Employer
      Jurisdiction of                File Number)            Identification No.)
      Incorporation)

3590 East Columbia Street, Tucson, Arizona                                 85714
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (520) 628-7415
                                                     --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


      On August 11, 2004 Ionatron, Inc. (the "Company") issued a press release to report its financial results for the three and six months ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 which is incorporated herein by reference.


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         IONATRON, INC.
                                         (Registrant)


                                         By:  /s/ Thomas Dearmin
                                           -------------------------------------
                                           Name:  Thomas Dearmin
                                           Title: Chief Executive Officer,
                                                  President and Chief Financial
                                                  Officer


Date: August 11, 2004


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